UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

January 12, 2011

American Assets Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-35030	27-3338708
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

11455 El Camino Real, Suite 200 San Diego, California 92130	92130
(Address of principal executive offices)	(Zip Code)

(858) 350-2600

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 12, 2011, American Assets Trust, Inc. (the “Registrant”) in connection with its initial public offering of 31,625,000 shares of its common stock, which included, 4,125,000 shares from the exercise in full of the underwriters’ overallotment option (the “Initial Public Offering”), entered into the Underwriting Agreement by and among the Registrant, the Operating Partnership, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and Morgan Stanley & Co. Incorporated, acting as the representatives of the several underwriters named in Schedule A thereto.

On January 19, 2011, the Registrant closed its Initial Public Offering. In connection with the initial public offering and certain formation transactions, the Registrant entered into the following agreements, each dated as of January 19, 2011:

Amended and Restated Agreement of Limited Partnership of American Assets Trust, L.P.;

Registration Rights Agreement among American Assets Trust, Inc. and the persons named therein;

Tax Protection Agreement by and among American Assets Trust, Inc., American Assets Trust, L.P., and each partner set forth in Schedule I, Schedule II and Schedule III thereto;

Transition Services Agreement between American Assets, Inc. and American Assets Trust, L.P.;

Employment Agreement among American Assets Trust, Inc., American Assets Trust, L.P. and Ernest S. Rady;

Franchise License Agreement—Embassy Suites—Waikiki Beach Walk—Honolulu, Hawaii between Embassy Suites Franchise LLC and WBW Hotel Lessee, LLC; and

Copies of the agreements are filed as exhibits to this report and are incorporated herein by reference.

Item 8.01	Other Events.

On January 19, 2011, the Registrant issued a press release announcing the closing of the Initial Public Offering and exercise in full of the underwriters’ overallotment option to purchase 4,125,000 shares of the Company’s common stock. A copy of the press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement by and among the Registrant, the Operating Partnership, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and Morgan Stanley & Co. Incorporated, acting as the representatives of the several underwriters named in Schedule A thereto, dated January 12, 2011.

10.1	Amended and Restated Agreement of Limited Partnership of American Assets Trust, L.P., dated January 19, 2011.

10.2	Registration Rights Agreement among American Assets Trust, Inc. and the persons named therein, dated January 19, 2011.

10.3	Tax Protection Agreement by and among American Assets Trust, Inc., American Assets Trust, L.P., and each partner set forth in Schedule I, Schedule II and Schedule III thereto, dated January 19, 2011.

10.4	Transition Services Agreement between American Assets, Inc. and American Assets Trust, L.P., dated January 19, 2011.

10.5	Employment Agreement among American Assets Trust, Inc., American Assets Trust, L.P. and Ernest S. Rady, dated January 19, 2011.

10.6	Franchise License Agreement—Embassy Suites—Waikiki Beach Walk—Honolulu, Hawaii between Embassy Suites Franchise LLC and WBW Hotel Lessee, LLC, dated January 19, 2011.

99.1	Press Release, dated January 19, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Assets Trust, Inc.

By:	/s/ Adam Wyll

Adam Wyll
Senior Vice President, General Counsel and Secretary

January 19, 2011

EXHIBIT INDEX

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement by and among the Registrant, the Operating Partnership, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and Morgan Stanley & Co. Incorporated, acting as the representatives of the several underwriters named in Schedule A thereto, dated January 12, 2011.

10.1	Amended and Restated Agreement of Limited Partnership of American Assets Trust, L.P., dated January 19, 2011.

10.2	Registration Rights Agreement among American Assets Trust, Inc. and the persons named therein, dated January 19, 2011.

10.3	Tax Protection Agreement by and among American Assets Trust, Inc., American Assets Trust, L.P., and each partner set forth in Schedule I, Schedule II and Schedule III thereto, dated January 19, 2011.

10.4	Transition Services Agreement between American Assets, Inc. and American Assets Trust, L.P., dated January 19, 2011.

10.5	Employment Agreement among American Assets Trust, Inc., American Assets Trust, L.P. and Ernest S. Rady, dated January 19, 2011.

10.6	Franchise License Agreement—Embassy Suites—Waikiki Beach Walk—Honolulu, Hawaii between Embassy Suites Franchise LLC and WBW Hotel Lessee, LLC, dated January 19, 2011.

99.1	Press Release, dated January 19, 2011.